UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2013
Lions Gate Entertainment Corp.
(Exact name of registrant as specified in charter)
British Columbia, Canada
(State or Other Jurisdiction of Incorporation)

(Commission File Number) 1-14880	(IRS Employer Identification No.) N/A
(Address of principal executive offices)
1055 West Hastings Street, Suite 2200
Vancouver, British Columbia V6E 2E9
and
2700 Colorado Avenue, Suite 200
Santa Monica, California 90404
Registrant’s telephone number, including area code: (877) 848-3866
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

On September 10, 2013, Lions Gate Entertainment Corp. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company's Board of Directors (the “Board”), the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm and an advisory vote to approve executive compensation. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement filed with the Securities and Exchange Commission on July 29, 2013.

At the Annual Meeting, 136,387,578 of the Company's common shares (the “Common Shares”) were outstanding. Of such amount, 129,014,389 Common Shares (or 94.6% of the outstanding Common Shares) were represented in person or by proxy at the Annual Meeting.

The shareholders voted to elect all of the Company's director nominees, approved the re-appointment of Ernst & Young LLP as the Company's independent registered public accounting firm and approved the advisory vote on executive compensation.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. The number of broker non-votes or other shares not voted with respect to the election of each director and the other proposals, as applicable, is also set forth below. The voting results disclosed below are final and have been certified by IVS Associates, Inc., the independent Inspector of Elections (other than the percentage of shares voted for of shares outstanding).

	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding
Election of Directors
Michael Burns	117,042,509	341,997	11,629,883	99.7%
Gordon Crawford	117,296,030	88,476	11,629,883	99.9%
Arthur Evrensel	97,283,002	20,101,504	11,629,883	82.9%
Jon Feltheimer	117,049,839	334,667	11,629,883	99.7%
Frank Giustra	117,036,198	348,308	11,629,883	99.7%
Morley Koffman	115,431,038	1,953,468	11,629,883	98.3%
Harald Ludwig	116,515,976	868,530	11,629,883	99.3%
G. Scott Paterson	114,217,930	3,116,576	11,629,883	97.3%
Mark H. Rachesky, M.D.	116,141,163	1,243,343	11,629,883	98.9%
Daryl Simm	117,296,884	87,622	11,629,883	99.9%
Hardwick Simmons	117,175,854	208,652	11,629,883	99.8%
Phyllis Yaffe	117,187,164	197,342	11,629,883	99.8%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted For of Shares Outstanding
Re-Appointment of Ernst & Young LLP	128,050,882	710,749	252,758	99.3%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes	Percentage of Shares Voted For of Shares Outstanding
Advisory Vote to Approve Executive Compensation	112,866,032	4,374,067	144,406	11,629,884	96.2%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 13, 2013            LIONS GATE ENTERTAINMENT CORP.
(Registrant)

/s/ Wayne Levin
Name: Wayne Levin
Title: General Counsel and Chief Strategic Officer